UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2023

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

142 West, 57th Street, 11th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 29, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of Intelligent Bio Solutions Inc. (the “Company”) determined it to be in the best interests of the Company and its stockholders to appoint an independent registered public accounting firm based in the United States. In connection with this determination, on June 29, 2023, BDO Audit Pty Ltd. (“BDO”) resigned as the Company’s independent registered public accounting firm effective June 29, 2023.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2022 and June 30, 2021, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that BDO’s report on the Company’s consolidated financial statements as of and for the year ended June 30, 2022, did contain a separate paragraph relating to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended June 30, 2022 and June 30, 2021, and the subsequent interim period through June 29, 2023, the date of BDO’s resignation, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such year.

The Company’s management has authorized BDO to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided BDO a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01. A copy of BDO’s letter, dated July 3, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 29, 2023, the Audit Committee approved the appointment of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm for the year ending June 30, 2023. In deciding to appoint UHY, the Audit Committee reviewed auditor independence and existing commercial relationships with UHY and concluded that UHY has no commercial relationship with the Company that would impair its independence.

During the Company’s two most recent fiscal years ended June 30, 2022 and June 30, 2021, and through June 29, 2023, neither the Company nor anyone on their behalf consulted with UHY with respect to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that UHY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, except in connection with the Intelligent Fingerprinting Limited transaction described below; (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). UHY Haines Norton, an independent member firm of UHY International, has rendered an audit opinion on Intelligent Fingerprinting Limited as of and for the years ending December 30, 2020 and 2021, which was acquired by the Company in October 2022.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

16.1	Letter to Securities and Exchange Commission from BDO Audit Pty Ltd., dated July 3, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2023

INTELLIGENT BIO SOLUTIONS INC.

By:	/s/ Spiro Sakiris
Name:	Spiro Sakiris
Title:	Chief Financial Officer